UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           March 12, 2004
                                                           --------------





                            BEVERLY ENTERPRISES, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                      1-9550                 62-1691861
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 (State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)



                          One Thousand Beverly Way
                            Fort Smith, Arkansas                    72919
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                  (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number including area code               (479) 201-2000

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On March 12, 2004, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that Ivan R. Sabel has been elected to fill a vacant seat on the Company's board of directors. A copy of the press release is attached as
Exhibit 99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated March 12, 2004.

*Furnished with this document

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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2004                BEVERLY ENTERPRISES, INC.


                                      By: /s/ Jeffrey P. Freimark
                                        ----------------------------------------
                                      Name:   Jeffrey P. Freimark
                                      Title:  Executive Vice President and Chief
                                              Financial and Information Officer



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


                                  EXHIBIT INDEX

Exhibit No.      Exhibit
-----------      -------

       99.1      Press Release of Beverly Enterprises, Inc. dated March 12, 2004



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